                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549





                                    FORM 8-K

                    ----------------------------------------


                                 CURRENT REPORT
                     PURSUANT TO SECTION 13 OR 15(d) OF THE
                         SECURITIES EXCHANGE ACT OF 1934

                    -----------------------------------------


Date of Report (Date of earliest event reported)      July 17, 2002
                                                 ------------------


                           VION PHARMACEUTICALS, INC.
                           --------------------------
             (Exact Name of Registrant as Specified in its Charter)


          Delaware                       0-26534                13-3671221
------------------------------       ---------------       --------------------
(State or Other Jurisdiction           (Commission            (IRS Employer
     of Incorporation)                 File Number)         Identification No.)



     4 Science Park, New Haven, CT                                06511
----------------------------------------                        ---------
(Address of Principal Executive Offices)                        (Zip Code)



Registrant's telephone number, including area code:       (203) 498-4210
                                                   -----------------------------


                                 Not Applicable
 -------------------------------------------------------------------------------
          (Former Name or Former Address, if Changed Since Last Report)

Item 5.  Other Events

         On July 17, 2002, Vion Pharmaceuticals Inc. issued the press release filed herewith as Exhibit 99.1.


Item 7.  Financial Statements, Pro Forma Financial Information and Exhibits.

         (c)  Exhibits.

                  Exhibit 99.1 Press release dated July 17, 2002.

                                   SIGNATURES


         Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.



                                            VION PHARMACEUTICALS, INC.



Date: July 18, 2002                         By:    /s/ Howard B. Johnson
                                                -------------------------------
                                            Name:  Howard B. Johnson
                                            Title: Vice President and
                                                   Chief Financial Officer

                                  EXHIBIT INDEX


         99.1     Press release dated July 17, 2002.



                             STATEMENT OF DIFFERENCES


The registered trademark symbol shall be expressed as........................'r'